UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November28, 2007

                               THE WET SEAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-18632                 33-0415940
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


26972 Burbank
Foothill Ranch, California                                                 92610
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (949) 699-3900

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 14d-2(b))

[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

     On November 28, 2007, the Board of Directors (the "Board") of The Wet Seal, Inc. (the "Company") appointed Edmond Thomas, the Company's President and Chief Executive Officer, as a new member of the Board. Mr. Thomas is joining current Board members Jonathan Duskin, Sidney Horn, Harold Kahn, Kenneth Reiss, Alan Siegel, Henry Winterstern and Michael Zimmerman. Mr. Thomas will not receive any additional compensation in connection with his appointment to the Board.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE WET SEAL, INC.
                                         (Registrant)


Date:  November 30, 2007                 By:  /s/ Steven Benrubi
                                              --------------------------
                                              Name:  Steven Benrubi
                                              Title: Executive Vice President
                                                     and Chief Financial Officer